EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Innova Pure Water, Inc. on Form 10QSB for the six months ended December 31, 2006, I hereby certify, solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The quarterly report on Form 10-QSB of Innova Pure Water, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the quarterly report on Form 10QSB of Innova Pure Water, Inc. fairly presents, in all material respects, the financial condition and results of operations of Innova Pure Water, Inc. as of, and for, the periods represented in this quarterly report.

Date: February 20, 2007

/s/ Don Harris
Print Name:	Don Harris
Title:	President and Chief Executive Officer

/s/ Jim R. Davisson
Print Name:	Jim R. Davisson
Title:	Chief Financial Officer and Principal Accounting Officer

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